Commitments and Contingencies	9 Months Ended	12 Months Ended
	Sep. 30, 2023	Dec. 31, 2022
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

18. Commitments and Contingencies

Leases

The Company leases its corporate headquarters under an operating lease that expires in August 2025. The Company has the option to extend the term of the lease for one five (5) year period upon written notice to the landlord. The extension period has not been included in the determination of the ROU asset or the lease liability as the Company concluded that it is not reasonably certain that it would exercise this option. The Company provided the landlord with a security deposit in the amount of $0.1 million, which was recorded as other assets in the consolidated balance sheets.

The Company has also entered into a master lease agreement for its vehicles. After an initial non-cancelable twelve-month period, each vehicle is leased on a month-to-month basis. Based on historical retention experience of approximately three years, the vehicles have varying expiration dates through January 2027.

The components of lease expense for the three and nine months ended September 30, 2023 were as follows (in thousands except lease term and discount rate):

Lease expense	Operating Leases
Amortization of ROU assets (operating lease cost)	$390
Interest on lease liabilities	54
Total lease expense	$444

Other Information
Operational cash flow used for operating leases	$428
Weighted -average remaining lease term (in years)	2.01
Weighted -average discount rate	6.75%

Future lease payments under non-cancelable leases as of September 30, 2023 were as follows (in thousands):

Years ending December 31,	Future lease commitments
2023	$171
2024	584
2025	393
2026	44
2027	1
Total future minimum lease payments	1,193
Less imputed interest	(76)
Total lease liability	$1,117

Reported as:
Operating lease liability, current	$555
Operating lease liability, non-current	562
Total	$1,117

Cutanea payments

We have a contract in which we agreed to repay to Maruho $3.6 million on December 31, 2022 and $3.7 million on December 31, 2023 in start-up cost financing paid to us in connection with the Cutanea acquisition.

We have filed for arbitration against Maruho with the International Chamber of Commerce regarding issues with Maruho’s contract manufacturer that were not disclosed at the time of the Share Purchase Agreement and therefore are withholding the repayment of the start-up cost financing until a decision is reached through the arbitration process. The arbitration notes that Maruho breached the agreement with Cutanea due to undisclosed manufacturing issues and seeks damages as well as a declaration that we are not obligated to repay Maruho. As such, the required contractual payments noted above have not been made as of the financial statement filing date.

We are also obligated to share product profits with Maruho equally from January 1, 2020 through October 30, 2030. Refer to Note 3, Acquisition Contract Liabilities.

Milestone payments with Ferrer Internacional S.A.

Under the Xepi LSA, we are obligated to make payments to Ferrer upon the occurrence of certain milestones. Specifically, we must pay Ferrer i) $2,000,000 upon the first occasion when annual net sales of Xepi® under the Xepi LSA exceed $25,000,000, and ii) $4,000,000 upon the first occasion annual net sales of Xepi® under the Xepi LSA exceed $50,000,000. No Xepi® milestones have been achieved as of the financial statement filing date.

Licensing Agreement with Optical Tools

On December 2, 2022, the Company entered into the technology transfer agreement with Optical Tools LLC (“Optical Tools”), and Stephen Tobin and Paul Sowyrda (the “Agreement”). The Agreement allowed for the transfer of the assigned patents and trademarks, and upon notification by the Company to Optical Tools, the research and development of certain prototypes. The Company paid a licensing fee of $0.2 million which was expensed during the year ended December 31, 2022.

On May 28, 2023, the Company authorized Optical Tools to design, develop, manufacture, and deliver at least two portable photodynamic therapy lamp prototypes (“PDT Device”) using the technology in the assigned patents. The PDT Device provides illumination, based on different light profiles, to the external skin surface of the human body. The Company shall reimburse Optical Tools for all reasonable out-of-pocket, material and labor costs per the Agreement.

As part of the Agreement, Optical Tools will be eligible to receive regulatory and sales milestone payments totaling up to $1.0 million, and royalties of up to 3% of net revenue of certain products developed under this Agreement.

The Company did not make any milestone or royalty payments during the three or nine months ended September 30, 2023.

Legal proceedings

At each reporting date, the Company evaluates whether or not a potential loss amount or a potential range of loss is probable and reasonably estimable under the provisions of FASB ASC Topic 450, Contingencies. The Company expenses as incurred the legal costs related to such legal proceedings.

Settlement Agreement with DUSA Pharmaceuticals Inc.

On November 29, 2021, the Company entered into a settlement and release agreement with respect to a lawsuit filed March 23, 2018 in the United States District Court for the District of Massachusetts in which we were alleged to have infringed on certain patents and misappropriated certain trade secrets. In the settlement, the Company and Biofrontera AG together agreed to make an aggregate payment of $22.5 million and engage a forensic expert to destroy data at issue in the litigation to settle the claims in the litigation.

While Biofrontera AG has agreed to pay fifty percent of the settlement costs, we remain jointly and severally liable to DUSA Pharmaceuticals Inc. (“DUSA”) for the full cash settlement amount, meaning that in the event Biofrontera AG does not pay all or a portion of the amount it owes under the settlement agreement, DUSA could compel us to pay Biofrontera AG’s share. As of September 30, 2023, we have reflected a legal settlement liability in the amount of $6.0 million for the remaining payments due under the settlement, including the estimated remaining cost of the forensic expert and a related receivable from related party of $2.8 million for the remaining legal settlement costs to be reimbursed in accordance with the Settlement Allocation Agreement, which provided that the settlement payments, including the cost of the forensic expert, would first be made by the Company and then reimbursed by Biofrontera AG for its share. Pursuant to the Settlement Agreement, if DUSA believes Biofrontera has violated any terms of the settlement and release agreement, the parties must engage in certain alternative dispute resolution activities, including a meeting between company representatives and non-binding mediation before a court action can be initiated.

Settlement Agreement with Biofrontera AG

Pursuant to the terms of that certain Settlement Agreement, dated as of April 11, 2023, among the Company, Biofrontera AG and certain current and former directors of the Company (the “Settlement Agreement”), the Company has taken or committed, among other things, to take the following actions:

●	On July 7, 2023, in connection with the Biofrontera AG settlement agreement, the board of directors of the Company appointed Heikki Lanckriet to the Board. Mr. Lanckriet will serve as a Class I Director to hold office for a term expiring at the annual meeting of the Company’s stockholders for fiscal year 2025. Mr. Lanckriet’s term as director began upon his appointment at the July 7, 2023 meeting.
●	The Company will begin a search, pursuant to the conditions set forth in the Settlement Agreement including a strike right granted to the aforementioned director nominated by Biofrontera AG, for an additional director candidate, who is fully independent from Biofrontera AG, Deutsche Balaton Aktiengesellschaft (“DB”) and any of their respective affiliates, to be nominated for election as a Class II Director at the Company’s 2024 annual meeting of stockholders.
●	The Board will increase its size to seven members, including the two directors appointed and elected pursuant to the Settlement Agreement as noted above.

In addition, the Settlement Agreement contains provisions to maintain Biofrontera AG’s representation on the Board of Directors as long as it holds at least 20% of the Company’s outstanding common stock and to limit further increases in the size of the Board of Directors or changes to the Company’s stockholder rights plan. Under the Settlement Agreement, Biofrontera AG also agrees, subject to certain conditions, to vote in support of the directors nominated by, and the proposals recommended by, the Board of Directors.

Legal Claim

On September 13, 2023, Biofrontera was served with a complaint filed in United Stated District Court for the District of Massachusetts by DUSA Pharmaceuticals, Inc., Sun Pharmaceutical Industries, Inc., and Sun Pharmaceutical Industries LTD (collectively “DUSA” or “Plaintiffs”) in which DUSA alleges breach of contract, violation of the Lanham Act, and unfair trade practices. All claims stem from allegations that Biofrontera has promoted its Ameluz product in a manner that is inconsistent with its approved FDA labeling. Though this complaint was originally filed in the U.S. District Court for the District of Massachusetts, this matter has been transferred by agreement of the parties to the U.S. District Court for the District of New Jersey.

The Company denies the Plaintiffs’ claims and intends to defend these matters vigorously. Based on the Company’s assessment of the facts underlying the above claims, the uncertainty of litigation and the preliminary stage of the case, the Company cannot estimate the possibility of a material loss, nor the potential range of loss that may result from this action. If the final resolution of the matter is adverse to the Company, it could have a material impact on the Company’s financial position, results of operations, or cash flows.

24. Commitments and Contingencies

Facility Leases

The Company leases its corporate headquarters under an operating lease that expires in August 2025. The Company has the option to extend the term of the lease for one five (5) year period upon written notice to the landlord. The extension period has not been included in the determination of the ROU asset or the lease liability as the Company concluded that it is not reasonably certain that it would exercise this option. The Company provided the landlord with a security deposit in the amount of $0.1 million, which was recorded as other assets in the consolidated balance sheets.

The Company has also entered into a master lease agreement for its vehicles. After an initial non-cancelable twelve-month period each vehicle is leased on a month to month basis. Based on historical retention experience of approximately three years, the vehicles have expiration dates ranging from February 2023 through September 2025.

In calculating the present value of the lease payments, the Company has elected to utilize its incremental borrowing rate based on the original lease term and not the remaining lease term. Given the absence of an outstanding debt agreement, a synthetic credit rating analysis was used in estimating the Company’s IBR. Based on a synthetic credit rating of Ba3 and a term of 3.33 to six years, the IBR was determined to be 6% for leased liabilities at inception and 8.5% for 2022 leased liabilities.

The components of lease expense for the year ended December 31, 2022 was as follows (in thousands except lease term and discount rate):

Lease expense	Operating Leases
Amortization of ROU assets (operating lease cost)	$653
Interest on lease liabilities	99
Total lease expense	$752

Other Information
Operational cash flow used for operating leases	$781
ROU assets obtained in exchange for lease liabilities	234
Weighted -average remaining lease term (in years)	2.54
Weighted -average discount rate	6.31%

Future lease payments under non-cancelable leases as of December 31, 2022 were as follows (in thousands):

Years ending December 31,	Future lease commitments
2023	565
2024	541
2025	349
Thereafter	-
Total future minimum lease payments	$1,455
Less imputed interest	$(109)
Total lease liability	$1,346

Reported as:
Operating lease liability, current	$498
Operating lease liability, non-current	848
Total	1,346

Cutanea payments

We have a contract in which we agreed to repay to Maruho $3.6 million on December 31, 2022 and $3.7 million on December 31, 2023 in start-up cost financing paid to us in connection with the Cutanea acquisition.

We have filed for arbitration   against Maruho with the International Chamber of Commerce (“ICC”) regarding issues with Maruho’s contract manufacturer that were not disclosed at the time of the Agreement and therefore are evaluating the repayment of the $7.3 million of start-up costs. The arbitration notes that Maruho breached the agreement with Cutanea due to the undisclosed manufacturing issues and seeks damages as well as a declaration that we are not obligated to repay Maruho.

We are also obligated to share product profits with Maruho equally from January 1, 2020 through October 30, 2030. Refer to Note 3, Acquisition Contract Liabilities.

Milestone payments with Ferrer Internacional S.A.

Under the Xepi LSA, we are obligated to make payments to Ferrer upon the occurrence of certain milestones. Specifically, we must pay Ferrer i) $2,000,000 upon the first occasion when annual net sales of Xepi® under the Xepi LSA exceed $25,000,000, and ii) $4,000,000 upon the first occasion annual net sales of Xepi® under the Xepi LSA exceed $50,000,000. No payments were made in 2022 or 2021 related to Xepi® milestones.

Contingent liability related to shares of Biofrontera AG acquired from Maruho through subscription rights

Dependent on the outcome of legal proceedings between Biofrontera AG and Maruho, the Company may be liable for an additional payout of $0.9 million in relation to the shares of Biofrontera AG acquired from Maruho through a subscription rights agreement. In accordance with ASC 450-20-50-3, Contingencies, we have not accrued any liability associated with the subscription rights purchase, as the liability is not considered probable. Refer to Note 26. Subsequent Events.

Legal proceedings

At each reporting date, the Company evaluates whether or not a potential loss amount or a potential range of loss is probable and reasonably estimable under the provisions of FASB ASC Topic 450, Contingencies. The Company expenses as incurred the legal costs related to such legal proceedings.

On November 29, 2021, the Company entered into a settlement and release agreement with respect to a lawsuit filed March 23, 2018 in the United States District Court for the District of Massachusetts in which we were alleged to have infringed on certain patents and misappropriated certain trade secrets. In the settlement, the Company and Biofrontera AG together agreed to make an aggregate payment of $22.5 million and engage a forensic expert to destroy data at issue in the litigation to settle the claims in the litigation. The Company will be responsible for $11.25 million of the aggregate settlement amount, plus interest accrued at a rate equal to the weekly average one-year constant maturity Treasury yield and agreed to pay in three annual installments beginning with December 2021.

While Biofrontera AG has agreed to pay fifty percent of the settlement costs, we remain jointly and severally liable to DUSA for the full cash settlement amount, meaning that in the event Biofrontera AG does not pay all or a portion of the amount it owes under the Agreement, DUSA could compel us to pay Biofrontera AG’s share. If either we or Biofrontera AG violates the terms of the settlement agreement, we or Biofrontera AG may be liable for a greater amount. If we become liable for more than our agreed share of the aggregate settlement amount, either of these events could have a material adverse effect on our business, prospects, financial condition and/or results of operations. As of December 31, 2022, the remaining legal settlement liability accrued for was $6.2 million, including the estimated remaining cost of the forensic expert. See Note 8, Other Receivables, Related Party for reimbursement receivable and Note 26, Subsequent Events for additional DUSA claims.